UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549
                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 OCTOBER 3, 2006
                              MACROCHEM CORPORATION
             (Exact name of registrant as specified in its charter)


           DELAWARE                      0-13634               04 2744744
(State or other jurisdiction of  (Commission file number)    (IRS employer
 incorporation or organization)                           identification number)



           40 WASHINGTON STREET, SUITE 220, WELLESLEY HILLS, MA 02481
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               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (781) 489-7310


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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__Written communications pursuant to Rule 425 under the Securities Act
  (17 CFR 230.425)
__Soliciting material pursuant to rule 14a-12 under the Exchange Act
  (17 CFR 240.14a-12)
__Pre-commencement communications pursuant to rule 14d-2(b)
  under the Exchange Act (17 CFR 240.14d-2(b))
__Pre-commencement communications pursuant to rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.    OTHER EVENTS.


     On October 3, 2006, MacroChem Corporation announced the initiation of a Phase II trial of its EcoNail(TM) topical antifungal lacquer in patients with onychomycosis. A copy of the press release announcing the initiation of the Phase II EcoNail trial is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.


Exhibits Description


         99.1     Press release, dated October 3, 2006



                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MACROCHEM CORPORATION



Dated:  October 4, 2006        By:  /s/ Robert J. DeLuccia
                                  ----------------------------------------------
                                  Name:    Robert J. DeLuccia
                                  Title:   President and Chief Executive Officer

                                  EXHIBIT INDEX


The following exhibits are filed herewith:


     99.1  Press Release, dated October 3, 2006